UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

Roberts Realty Investors, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	001-13183	58-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302 Sandy Springs, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 394-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Roberts Realty Investors, Inc., the registrant, has a $8,175,000 loan from Wachovia Bank, N.A. that was scheduled to mature on July 31, 2009. As of July 17, 2009, we closed an amendment to the loan with Wachovia that extended the maturity date of the loan to July 31, 2010 on substantially the same terms as before, except as specifically described below. We have no loans that become due before February 2010.

In connection with the amendment, we paid Wachovia an extension fee of $40,875, or 50 basis points, and established at closing a $450,000 cash collateral account at Wachovia as an interest reserve. The loan requires monthly payments of interest only at the 30-day LIBOR index rate plus 350 basis points, with a LIBOR index rate floor of 2.00% per annum. The loan remains secured by our 23.5-acre parcel fronting Peachtree Parkway (Highway 141) in Gwinnett County, Georgia and cross-collateralized with the additional security interest in our 9.84-acre North Springs property on Peachtree Dunwoody Road in Sandy Springs, Georgia. Wachovia will release its security interest in the North Springs property if we pay down the loan by $4,425,000 to reduce its principal balance to $3,750,000.

The above description of the material terms of the Wachovia loan amendment is qualified in its entirety by reference to the full text of the Third Consolidated Amendatory Agreement and the Second Amendment to Deed to Secure Debt and Assignment of Rents and Other Loan Documents, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated into this Item 1.01 by this reference.

We described the extension of the Wachovia loan in a press release issued on July 22, 2009, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Third Consolidated Amendatory Agreement dated July 17, 2009 by and among Roberts Properties Residential, L.P., Roberts Realty Investors, Inc. and Wachovia Bank, National Association (Peachtree Parkway).
10.2	Second Amendment to Deed to Secure Debt and Assignment of Rents and Other Loan Documents dated July 17, 2009 by and between Roberts Properties Residential, L.P. and Wachovia Bank, National Association (Peachtree Parkway).
99.1	Press release issued by Roberts Realty Investors, Inc. on July 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: July 22, 2009	By: /s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer

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